UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 17, 2009

Poniard Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-16614 (Commission File No.)	91-1261311 (IRS Employer Identification No.)

7000 Shoreline Court, Suite 270, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(206) 281-7001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement.

On November 20, 2009, Poniard Pharmaceuticals, Inc. (the “Company”) entered into a first amendment to the Common Stock Purchase Agreement, dated August 19, 2009 (the “Purchase Agreement”), by and between the Company and Azimuth Opportunity Ltd. (“Azimuth”), under which the Company maintains an up to $60 million equity line of credit arrangement. The amendment reduces the lowest threshold price at which the Company may sell shares during a draw down period to $1.00 and sets the discount to Azimuth for any draw down at the $1.00 threshold price at 93.5% of the daily volume weighted average price of the Company’s common stock during the draw down period (or a 6.5% discount) (which limitations the parties are expressly permitted under the Purchase Agreement, as amended, to modify or waive by mutual agreement.)

The foregoing description is qualified in its entirety by reference to the Purchase Agreement dated August 19, 2009, between the Company and Azimuth, and to Amendment No. 1 thereto, dated as of November 20, 2009, included as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

Section 8 — Other Events

Item 8.01.              Other Events.

(a)           Equity Line Draw Down

The Purchase Agreement provides that from time to time over the term of the Purchase Agreement, and at the Company’s discretion, it may present Azimuth with draw down notices to purchase the Company’s common stock over ten consecutive trading days or such other period mutually agreed upon by the Company and Azimuth (a “ draw down period”), with each draw down subject to limitations set forth in the Purchase Agreement based on the price of the Company’s common stock and a limit of 2.5% of the Company’s market capitalization at the time of such draw down (which limitations the parties are expressly permitted under the Purchase Agreement to modify or waive by mutual agreement).

On November 18, 2009, the Company presented Azimuth with a draw down notice to purchase $7,500,000 of the Company’s common stock, subject in all cases to trading market and ownership limitations specified therein and in the Purchase Agreement.  Although the Purchase Agreement, as in effect at the time of delivery of the draw down notice, provided that the lowest threshold price that may be set was $3.00, the threshold price that the Company set in such draw down notice was $1.00, and Azimuth agreed to waive the $3.00 threshold price limitation for this draw down.  In addition, Azimuth agreed to waive the 2.5%

market capitalization limitation for this draw down. As expressly permitted by the Purchase Agreement, the parties also mutually agreed that the pricing period for this draw down would be five (rather than 10) consecutive trading days, or such shorter period as determined by Azimuth (provided that Azimuth has agreed to purchase the full $7,500,000 draw down request, subject in all cases to trading market and ownership limitations set out in the draw down notice and the Purchase Agreement).  Furthermore, as expressly permitted by the Purchase Agreement, the parties mutually agreed that the discount to Azimuth for this draw down would be equal to 92.0% of the daily volume weighted average price of the Company’s common stock during the pricing period of the draw down (or an 8.0% discount).

On November 23, 2009, the Company expects to settle with Azimuth on the purchase of 3,465,878 shares of the Company’s common stock under the terms of this draw down notice and the Purchase Agreement at an aggregate purchase price of $7,446,678.  The Company will receive estimated net proceeds from the sale of these shares of approximately $7,300,000 after deducting its estimated offering expenses. In connection with this sale of the Company’s common stock, the Company is filing, as Exhibit 5.1 hereto, an opinion of its counsel, Perkins Coie LLP.

The foregoing description is qualified in its entirety by reference to the Purchase Agreement dated August 19, 2009, between the Company and Azimuth, and to Amendment No. 1 thereto, dated as of November 20, 2009, included as Exhibits 10.1 and 10.2 to this report and incorporated herein by reference.

(b)           Press Release Announcing Updated Clinical Data

On November 17, 2009, the Company issued a press release announcing updated clinical data from its Phase 2 trial of picoplatin in patients with metastatic colorectal cancer and new results from its Phase 1 cardiac safety trial.  A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference, specifically including the cautionary note regarding forward-looking statements contained in the press release.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected settlement of the sale and purchase of common stock described herein and the Company’s receipt of net proceeds therefrom.  For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995.  Actual events or results may differ materially from the Company’s expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable closing conditions under the Purchase Agreement and Azimuth’s compliance with its obligations to purchase the shares of common stock.  Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s other filings with the Securities and Exchange Commission.  These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K.  The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

5.1          Opinion of Perkins Coie LLP

10.1        Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on August 20, 2009)

10.2        Amendment No. 1, dated as of November 20, 2009, to Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd.

99.1        Press Release dated November 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poniard Pharmaceuticals, Inc.

Dated: November 20, 2009	By:	/s/ Gregory L. Weaver
Name: Gregory L. Weaver
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Perkins Coie LLP

10.1

Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on August 20, 2009)

10.2	Amendment No. 1, dated as of November 20, 2009, to Common Stock Purchase Agreement, dated August 19, 2009, by and between Poniard Pharmaceuticals, Inc. and Azimuth Opportunity Ltd.

99.1	Press Release dated November 17, 2009